SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (date of earliest event reported)       June 6, 2002
                                                      --------------------------


                     ROCHESTER GAS AND ELECTRIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          New York                      1-672                    16-0612110
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                                 89 East Avenue
                               Rochester, NY 14649
                     (Address of Principal Executive Offices
                               including zip code)

                                 (716) 546-2700
                         (Registrant's telephone number
                              including area code)


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                                      -2-

ITEM 5.  OTHER EVENTS

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. for the year ended December 31, 2001 (filed with the Securities and Exchange Commission, or "SEC," on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated interim financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the three-month periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (filed with the SEC on May 13, 2001), and the Current Reports on Form 8-K of Ambac Financial Group, Inc. filed with the SEC on January 25, 2002 and April 18, 2002, as they related to Ambac Assurance Corporation, are hereby incorporated by reference into (i) this Current Report on Form 8-K, (ii) the Registration Statement of Rochester Gas and Electric Corporation on Form S-3 (No. 333-52690) (the "Registration Statement"), and (iii) the Prospectus Supplement of Rochester Gas and Electric Corporation dated June 6, 2002 and relating to the offering of its First Mortgage 6.65% Bonds, Due 2032, Series UU pursuant to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              No.                    Description

              1 Underwriting Agreement, dated June 6, 2002, between Rochester Gas and Electric Corporation and Morgan Stanley & Co. Incorporated on behalf of itself and as representative of the underwriters named therein.

              4     Form of Supplemental Indenture relating to Series UU.

              12    Computation of ratio of earnings to fixed charges.

              23    Consent of KPMG LLP.



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                                      -3-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ROCHESTER GAS AND ELECTRIC CORPORATION


Date: June 6, 2002                      By:/s/Mark Keogh
                                           -------------------------------------
                                               Mark Keogh, Vice President
                                               and Treasurer


Date: June 6, 2002                      By:/s/William J. Reddy
                                           -------------------------------------
                                               William J. Reddy, Vice President
                                               and Controller